Work in Progress, Net	12 Months Ended
Dec. 31, 2017
Work in Progress, Net
12	WORK IN PROGRESS, NET

At December 31 this account comprises:

	2016		2017
	Current	Non-current	Current	Non-current
Unbilled rights receivable	971,882	171,752	535,119	58,997
Rights for concessions in progress	32,078	25,834	—	28,413
Cost of work in progress	87,168	—	49,634	—

	1,091,128	197,586	584,753	87,410
Impairment of work in progress (Note 5.1-f)	(410,199)	—	—	—

	680,929	197,586	584,753	87,410

Unbilled rights receivable are the rights that were not billed by the Engineering and Construction segment. Until that revenue is billed, they are stated as unbilled rights receivable. At December 31, 2017, the book value of non-current unbilled rights receivable is similar to its fair value since it was recorded using the discounted cash flow method, using a 1.71% rate.

Concession rights in progress correspond to future collection rights for public service concessions that are still in the pre-operational stage.

Costs of work in progress include all those expenses incurred by the Group comprising future activities to be carried out under construction contracts currently effective. The Group estimates that all incurred cost will be billed and collected.

At December 31, 2017 and 2016 work in progress that remained to be billed are shown net of any advances received from customers for S/15.3 million and S/10.6 million, respectively under the terms and conditions set forth in each specific agreement. These advances are mostly related to subsidiary GyM S.A.